     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 24, 1998



                                                      REGISTRATION NO. 333-56231

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 1


                                       TO


                                    FORM S-1

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                                  OPTEL, INC.

             (Exact name of registrant as specified in its charter)
                             ---------------------

            DELAWARE                             4841                            95-4495524
  (State or other jurisdiction       (Primary Standard Industrial             (I.R.S. Employer
of incorporation or organization)     Classification Code Number)            Identification No.)

                            1111 W. MOCKINGBIRD LANE
                              DALLAS, TEXAS 75247
                                 (214) 634-3800
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------
              LOUIS BRUNEL, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  OPTEL, INC.
                            1111 W. MOCKINGBIRD LANE
                              DALLAS, TEXAS 75247
                                 (214) 634-3800
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                                   Copies to:

         ERIC SIMONSON, ESQ.             MICHAEL E. KATZENSTEIN, ESQ.      JONATHAN A. SCHAFFZIN, ESQ.
 KRONISH, LIEB, WEINER & HELLMAN LLP             OPTEL, INC.                 CAHILL GORDON & REINDEL
     1114 AVENUE OF THE AMERICAS           1111 W. MOCKINGBIRD LANE               80 PINE STREET
    NEW YORK, NEW YORK 10036-7798            DALLAS, TEXAS 75247             NEW YORK, NEW YORK 10005
           (212) 479-6000                       (214) 634-3800                    (212) 701-3000

                             ---------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE
================================================================================


                                                       PROPOSED MAXIMUM        PROPOSED MAXIMUM
   TITLE OF SECURITIES         NUMBER OF SHARES         OFFERING PRICE        AGGREGATE OFFERING          AMOUNT OF
     TO BE REGISTERED          TO BE REGISTERED           PER SHARE                PRICE(1)            REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------
Class A Common Stock, par
  value $.01 per share....                                                       $100,000,000             $29,500(2)
==========================================================================================================================


(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act.

(2) Previously paid.

                             ---------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
================================================================================

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Company has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on this 24th day of June, 1998.


                                            OPTEL, INC.

                                            By:      /s/ LOUIS BRUNEL
                                              ----------------------------------
                                                         Louis Brunel
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.



                      SIGNATURE                                     TITLE                   DATE
                      ---------                                     -----                   ----
Principal Executive Officer:

                  /s/ LOUIS BRUNEL                     President and Chief Executive    June 24, 1998
-----------------------------------------------------    Officer
                    Louis Brunel

Principal Financial and Accounting Officers:

                          *                            Chief Financial Officer          June 24, 1998
-----------------------------------------------------
                 Bertrand Blanchette

                          *                            Controller                       June 24, 1998
-----------------------------------------------------
                    Craig Milacek

Other Directors:

                          *                            Chairman of the Board            June 24, 1998
-----------------------------------------------------
                   Claude Chagnon

                          *                            Vice Chairman of the Board       June 24, 1998
-----------------------------------------------------
                    Alain Michel

                  /s/ LOUIS BRUNEL                     Director                         June 24, 1998
-----------------------------------------------------
                    Louis Brunel

                          *                            Director                         June 24, 1998
-----------------------------------------------------
                  Christian Chagnon

                          *                            Director                         June 24, 1998
-----------------------------------------------------
                   William O. Hunt

                          *                            Director                         June 24, 1998
-----------------------------------------------------
                    Lynn McDonald



*By:       /s/ LOUIS BRUNEL

     -------------------------------

              Louis Brunel


           as attorney in fact

                                 EXHIBIT INDEX


        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          1.1            -- Proposed Form of Underwriting Agreement.*
          2.1            -- Purchase Agreement (the "ICS Purchase Agreement") among
                            OpTel, ICS and ICS Licenses, Inc. dated as of March 4,
                            1998.(4)
          2.2            -- Amendment Number One to the ICS Purchase Agreement dated as of March 4, 1998.(4)
          2.3            -- Purchase Agreement (the "Phonoscope Purchase Agreement")
                            dated as of August 13, 1997 among OpTel, Phonoscope,
                            Ltd., Phonoscope Management L.C., Lee Cook, Alton Cook
                            and Lee Cook Family Trust.(2)
          2.4            -- Amendment Number One to the Phonoscope Purchase Agreement
                            dated as of August 13, 1997.(4)
          2.5            -- Amendment Number Two to the Phonoscope Purchase Agreement
                            dated as of August 13, 1997.(4)
          3.1            -- Amended and Restated Certificate of Incorporation of
                            OpTel, together with all amendments thereto.*
          3.2            -- Amended and Restated Bylaws of OpTel.*
          4.1            -- See the Amended and Restated Certificate of Incorporation
                            and the amendments thereto filed as Exhibit 3.1 and the
                            Amended and Restated Bylaws filed as Exhibit 3.2.
          4.2            -- Certificate of Designation of Voting Power, Designations,
                            Preferences, Limitations, Restrictions and Relative
                            Rights of the Series A Preferred.(4)
          4.3            -- Certificate of Designation of Voting Power, Designations,
                            Preferences, Limitations, Restrictions and Relative
                            Rights of the Series B Preferred.(4)
          4.4            -- Registration Agreement, dated as of February 14, 1997,
                            between OpTel and Salomon Brothers Inc and Merrill Lynch,
                            Pierce, Fenner & Smith Incorporated.(1)
          4.5            -- Common Stock Registration Rights Agreement, dated as of
                            February 14, 1997, among OpTel, VPC, GVL and Salomon
                            Brothers Inc and Merrill Lynch, Pierce, Fenner & Smith
                            Incorporated and U.S. Trust Company of Texas, N.A.(1)
          4.6            -- Registration Rights Agreement, dated as of August 15,
                            1997, between OpTel and CDPQ.(2)
          4.7            -- Registration Rights Agreement dated as of April 9, 1998 between OpTel, ICS, Nomura and MCI.(4)
          4.8            -- Warrant Agreement dated as of September 1, 1996 between
                            OpTel and James A. Kofalt.(1)
          4.9            -- Warrant Agreement, dated as of July 11, 1997, between
                            OpTel and Rory O. Cole.(2)
          4.10           -- Indenture, dated as of February 14, 1997, between OpTel and U.S. Trust Company of Texas, N.A., as Trustee.(1)
          4.11           -- Form of Senior Note (included in Exhibit 4.10).(1)
          4.12           -- Escrow Agreement, dated as of February 14, 1997, between
                            OpTel and U.S. Trust Company of Texas, N.A., as Trustee
                            and as Escrow Agent.(1)
          5.1            -- Opinion of Kronish, Lieb, Weiner & Hellman LLP.*
          8.1            -- Opinion of Kronish, Lieb, Weiner & Hellman LLP re: Tax
                            matters (included in Exhibit 5.1)
         10.1            -- Stockholders' Agreement, dated as of December 22, 1994, between VPC, Vanguard, Vanguard Communications, Inc.
                            ("General Partner") and OpTel.(1)

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         10.2            -- Registration Rights Agreement, dated as of December 22,
                            1994, between OpTel and Vanguard.(1)
         10.3            -- Settlement Agreement, dated as of August 1, 1996, between
                            Vanguard, General Partner, Pacific Capital Group, Inc.
                            ("Pacific"), VPC, OpTel and GVL.(1)
         10.4            -- Amendment, dated as of February 17, 1997, between
                            Vanguard, General Partner, Pacific, VPC, OpTel and
                            GVL.(1)
         10.5            -- Form of Convertible Note (included as Exhibit B to the
                            Amendment referenced as Exhibit 10.4 hereto) and a list
                            of the issue dates and principal amounts of all
                            outstanding Convertible Notes (included as Schedule 1 to
                            the Amendment referenced as Exhibit 10.4 hereto).(1)
         10.6            -- Stockholders' Agreement dated as of August 15, 1997 by
                            and among VPC, CDPQ and OpTel.(3)
         10.7            -- Stockholders' Agreement dated as of April 9, 1998 among
                            OpTel, Nomura, MCI, GVL and ICS.(4)
         10.8            -- Lease Agreement dated July 25, 1995 between Space Center
                            Dallas, Inc. and OpTel.(1)
         10.9            -- First Amendment to Lease Agreement dated August 8, 1996 between Space Center Dallas, Inc. and OpTel.(1)
         10.10           -- Restated Incentive Stock Plan of OpTel.*
         10.11           -- Annual Bonus Plan of OpTel.(1)
         10.12           -- 1998 Employee Stock Purchase Plan of OpTel.*
         10.13           -- Employment Agreement between Louis Brunel and OpTel dated
                            November 15, 1996.(1)
         10.14           -- Employment Agreement between Rory Cole and OpTel dated
                            January 3, 1997.(1)
         10.15           -- Employment Agreement between Michael Katzenstein and
                            OpTel dated September 18, 1995.(1)
         10.16           -- Separation and Consulting Agreement, dated as of
                            September 1, 1996, between OpTel and James A. Kofalt.(1)
         10.17           -- Separation Agreement dated as of July 11, 1997, between
                            OpTel and Rory O. Cole.(4)
         10.18           -- Assignment Agreement, dated as of February 14, 1997,
                            among TVMAX, Sunshine Television Entertainment, Inc.,
                            Richey Pacific Cablevision, Inc., IRPC Arizona, Inc. and
                            THI.(1)
         10.19           -- Equipment License and Services Agreement, dated as of
                            February 14, 1997, between TVMAX and THI.(1)
         10.20           -- Form of Shareholders Option Agreement, dated as of
                            February 14, 1997, between TVMAX and each of the
                            shareholders of THI, together with a list of the
                            shareholders of THI.(1)
         10.21           -- Option Agreement, dated as of February 14, 1997, between
                            TVMAX and THI.(1)
         10.22           -- City of Houston, Texas, Ordinance No. 89-338 dated March
                            29, 1989 granting to PrimeTime Cable Partners I, Ltd. the
                            right to operate for 15 years a Community Antenna
                            Television System, and subsequent ordinances consenting
                            to assignment of rights to EagleVision and to TVMAX
                            Communications (Texas), Inc.(1)
         10.23           -- City of Houston, Texas, Ordinance No. 97-285 dated March
                            19, 1997, granting TVMAX Communications (Texas), Inc. a
                            temporary permit to operate a Telecommunications
                            Network.(1)

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         10.24           -- City of Houston, Texas, Ordinance No. 97-1088 dated
                            September 3, 1997, extending to TVMAX Communications
                            (Texas), Inc. a temporary permit to operate a
                            Telecommunications Network (originally granted pursuant
                            to the permit referenced in Exhibit 10.23 hereto).(2)
         10.25           -- City of Houston, Texas, Ordinance No. 97-1567 dated
                            December 23, 1997, granting to TVMAX Communications
                            (Texas), Inc. a franchise to operate a Telecommunications
                            Network (superseding and replacing the temporary permits
                            referenced in Exhibits 10.23 and 10.24 hereto).(4)
         10.26           -- Amendment Number 001 to the Videotron/Lucent Agreement,
                            dated August 28, 1997, among Videotron Telecom Ltee and
                            Lucent Technologies Canada Inc. and TVMAX and Lucent
                            Technologies Inc.(2)
         10.27           -- Credit Agreement dated as of December 19, 1997 (the
                            "Credit Agreement") among TVMAX, OpTel, Goldman Sachs
                            Credit Partners L.P., as arranger and syndication agent,
                            Canadian Imperial Bank of Commerce, individually and as
                            administrative agent, General Electric Capital
                            Corporation, individually and as documentation agent, and
                            the lenders party thereto from time to time
                            (collectively, the "Lenders").(4)
         10.28           -- First Amendment to the Credit Agreement dated as of April
                            29, 1998.(4)
         10.29           -- Guaranty dated as of December 19, 1997 between OpTel and the Lenders.*
         10.30           -- Pledge Agreement dated as of December 19, 1997 between
                            OpTel and the Lenders.*
         10.31           -- Security Agreement dated as of December 19, 1997 between
                            OpTel and the Lenders.*
         10.32           -- Subordination Agreement dated as of December 19, 1997
                            among OpTel, GVL and the Lenders.*
         10.33           -- Interconnection Agreement under Sections 251 and 252 of the Telecom Act by and between Southwestern Bell
                            Telephone Company and OpTel (Texas) Telecom, Inc.(2)
         10.34           -- Residential Reseller Agreement dated as of May 29, 1998 by and between Teleport Communications Group Inc. and
                            TVMAX.
         10.35           -- Strategic Alliance Agreement dated as of March 10, 1998 between I(3)S, Inc. and TVMAX.
         21.1            -- List of Subsidiaries of the Company.(3)
         23.1            -- Consent of Kronish, Lieb, Weiner & Hellman LLP included in Exhibit 5.1.
         23.2            -- Consent of Deloitte & Touche LLP.(4)
         24.1            -- Power of Attorney is set forth on the signature page of this Registration Statement.


---------------


(1) Filed as an exhibit to the Company's registration statement on Form S-4 filed with the Commission on April 10, 1997.


(2) Filed as an exhibit to the Company's 10-K filed with the Commission for fiscal year ended August 31, 1997.

(3) Filed as an exhibit to the Company's 10-K/A filed with the Commission for fiscal year ended August 31, 1997.


(4) Filed as exhibit to the Company's registration statement on Form S-1 filed with the Commission on June 5, 1998.


 *  To be filed by Amendment to this Registration Statement.